UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 3, 2007

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7925 Jones Branch Drive, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, LCC International, Inc. ("LCC" or the "Company") was unable to file its Form 10-K with the SEC by the prescribed date due to the need for additional time to complete assessment of the effectiveness of the Company’s internal controls over financial reporting, for the Company’s auditors, KPMG LLP, to complete the required testing and review procedures with respect to such internal controls in accordance with Section 404 of the Sarbanes Oxley Act of 2002, and to complete any other remaining items necessary for filing the Form 10-K. The Company still expects that all items necessary for filing the Form 10-K will be completed no later than April 30, 2007.

As expected, and in accordance with Nasdaq’s rules, on April 3, 2007, LCC received a Nasdaq staff determination letter stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it has not timely filed with Nasdaq its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the "Form 10-K"). As a result of the filing delay, the Company will be included in a list of non-compliant companies maintained by Nasdaq on its website and an indicator will be broadcast over Nasdaq’s data dissemination network noting the non-compliance and will be displayed with quotation information related to the Company’s securities on Nasdaq.com, NasdaqTrader.com and by other third-party providers of market data information as of April 5, 2007.

The letter states that trading of the Company's Class A Common Stock would be suspended on April 12, 2007 and a Form 25-NSE filed with the Securities and Exchange Commission (the "SEC") removing the Company’s securities from listing and registration on The Nasdaq Stock Market unless the Company requests a hearing before a Nasdaq Listing Qualifications Panel no later than 4:00 p.m. Eastern Time on April 10, 2007. The Company has requested and been granted such a hearing before a Nasdaq Listing Qualifications Panel, and the Company's common stock will remain listed on the Nasdaq Stock Market pending the outcome of the Nasdaq Listing Qualifications Panel's decision. The Company cannot provide any assurances that the Nasdaq Listing Qualifications Panel will grant its request for continued listing on The Nasdaq Stock Market.

A copy of the Company's press release of April 5, 2007 is attached hereto as Exhibit 99.1 and is incorporated by reference to this Item 3.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhbit 99.1
Press Release dated April 5, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

April 5, 2007	By:	/s/ Louis Salamone, Jr.

Name: Louis Salamone, Jr.
Title: Executive Vice President,CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 5, 2007 by LCC International, Inc.